1 JOHN WILEY & SONS, INC. UNANIMOUS WRITTEN CONSENT OF THE BENEFITS ADMINISTRATION BOARD JOHN WILEY & SONS, INC. SUPPLEMENTAL BENEFIT PLAN The undersigned, being all the members of the Benefits Administration Board (the “BAB”) appointed under the provisions of the John Wiley & Sons, Inc. Supplemental Benefit Plan (the “Excess Plan”) and acting in our settlor capacities pursuant to the authority granted by the Board of Directors of John Wiley & Sons, Inc. (the “Board”), do hereby unanimously consent to the adoption of the following resolutions with respect to the Excess Plan. WHEREAS, John Wiley & Sons, Inc. maintains the Excess Plan to provide supplemental retirement benefits to participants in the John Wiley & Sons, Inc. Employees’ Retirement Plan whose benefits under said plan were limited due to certain Internal Revenue Code limitations; and WHEREAS, on March 24, 2021, the Board clarified that the BAB is the committee that was granted full authority to administer the Excess Plan; and WHEREAS, effective March 24, 2021, the Board granted all power and authority to the members of the BAB, in their settlor capacities, to amend the Excess Plan to: (1) conform to the requirements of law, including regulations and policies; (2) facilitate administration of the Excess Plan; and (3) adopt such other changes that the BAB deems necessary, appropriate or desirable to effectuate and support the purposes and objectives of the Excess Plan, but only to the extent that the cost of such changes is deemed immaterial as determined by the BAB with the advice of counsel; WHEREAS, pursuant to Section 9.3 of the Excess Plan, the BAB may direct payment to a Participant or Beneficiary’s spouse, child, parent or other relative (unless there is a duly appointed legal representative) if the BAB deems the Participant or Beneficiary to be incompetent per valid legal authority or documentation, or its equivalent; and WHEREAS, the BAB, with the advice of counsel, wishes to amend the Excess Plan effective immediately to permit a designated agent under a power of attorney that is determined to be valid under state law, to act on behalf of a Participant or Beneficiary who is unable to care for their financial affairs because of illness or accident or other medical incapacity with respect to additional Excess Plan matters and has determined that the cost of such amendments is deemed immaterial. NOW, THEREFORE be it, RESOLVED, Section 9.3 of the Excess Plan is hereby amended by the addition of the following paragraph at the end thereof, effective immediately: “Furthermore, if the Benefits Administration Board receives a power of attorney that is valid under state law from a Participant or Beneficiary or their delegate, the Benefits Administration Board shall comply with the instructions of the designated

2 agent to the extent that the Benefits Administration Board would comply with such instructions had they been given by the Participant or Beneficiary provided that such instructions are consistent with the power of attorney and the terms of the Excess Plan and the instructions do not benefit the designated agent. A power of attorney that is valid under state law must either (1) have been issued due to the fact that the Participant or Beneficiary is unable to attend to their financial affairs because of illness or accident or other medical incapacity, or (2) be accompanied by a certification of the treating physician that the Participant or Beneficiary is unable to attend to their financial affairs due to such incapacity. Whether a power of attorney satisfies both state law and the incapacity requirement will be determined by the Benefits Administration Board or its delegate, pursuant to rules that may be changed from time to time but that will be applied in a uniform and nondiscriminatory manner.” RESOLVED, the BAB hereby grants Andrea Kroska, Senior Director, Global Benefit, full power and authority to make such modifications to these amendments as she deems necessary or desirable, provided that such changes are consistent with the intent of the BAB. This consent may be executed in any number of counterparts (including approvals by email) which together shall constitute one and the same consent. IN WITNESS WHEREOF, the undersigned have set their hand on this 20th day of December, 2024. ____________________________________ Andrea Kroska Senior Director, Global Benefits